UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2023
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.
On July 26, 2023, L3Harris Technologies, Inc. (“L3Harris”) released its second quarter financial results in an Investor Letter.

The press release announcing the release of the second quarter financial results and the Investor Letter are furnished herewith as Exhibits 99.1 and 99.2, respectively, which exhibits are incorporated herein by reference. The information contained in this Current Report on Form 8-K that is furnished under Items 2.02 and 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing, except as shall be expressly set forth by specific reference.

Item 8.01 Other Events

As previously disclosed, on December 17, 2022, L3Harris entered into an Agreement and Plan of Merger with Aerojet Rocketdyne Holdings, Inc. (“Aerojet Rocketdyne”) and a wholly owned subsidiary of L3Harris (“Merger Sub”), pursuant to which Merger Sub will merge with and into Aerojet Rocketdyne with Aerojet Rocketdyne surviving as a wholly owned subsidiary of L3Harris (the “Merger”).

The Merger is conditioned on, among other things, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). The waiting period under the HSR Act has expired. L3Harris expects the Merger to close on or about July 28, 2023, subject to the satisfaction of the remaining closing conditions.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that reflect management’s current expectations, assumptions and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. L3Harris cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Statements about the proposed acquisition of Aerojet Rocketdyne, including the timing of its completion, are forward-looking and involve risks and uncertainties. Important risk factors that could cause actual results or outcomes to differ from those expressed in the forward-looking statements are described in the “Risk Factors” sections of L3Harris’s Annual Report on Form 10-K for the year ended December 30, 2022 and subsequent quarterly reports on Form 10-Q. In addition, the following factors, among others, could cause actual results or outcomes to differ materially from the forward-looking statements or historical performance: delays in, or failures in respect of, satisfaction of closing conditions or in obtaining financing on favorable terms or at all; unexpected costs, liabilities or delays; or legal proceedings. Statements about business acquisitions, including anticipated benefits and future plans, are forward-looking and involve risks and uncertainties. The forward-looking statements speak only as of the date of this Current Report on Form 8-K, and L3Harris disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

                        EXHIBIT INDEX
     The following exhibits are furnished herewith:

99.1	Press Release, issued by L3Harris Technologies, Inc. on July 26, 2023 (furnished pursuant to Item 2.02 and Item 7.01).
99.2	Investor Letter, issued by L3Harris Technologies, Inc. on July 26, 2023 (furnished pursuant to Item 2.02 and Item 7.01).
104	Cover Page Interactive Data File formatted in Inline XBRL

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
By:	/s/ Michelle L. Turner
	Name:	Michelle L. Turner
	Title:	Senior Vice President and Chief Financial Officer

Date: July 26, 2023